UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2013

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 South Clearview Parkway

Jefferson, Louisiana 70121

(Address of principal executive offices) (Zip Code)

(504) 729-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 11, 2013, Stewart Enterprises, Inc. (the “Company”) issued a press release reporting its results for the first quarter of fiscal year 2013. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 2.02 (and in Item 9.01) shall be deemed to be furnished to the Securities and Exchange Commission but not filed, and shall not be deemed to be incorporated by reference into any filings by the Company under the Securities Act of 1933, as amended, unless the Company expressly states otherwise in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release by Stewart Enterprises, Inc. dated March 11, 2013 reporting its results for the first quarter of fiscal year 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.

March 12, 2013	/s/ Angela M. Lacour
Angela M. Lacour
Senior Vice President of Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release by Stewart Enterprises, Inc. dated March 11, 2013 reporting its results for the first quarter of fiscal year 2013

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